UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

September 15, 2014

Date of Report (Date of earliest event reported)

Commission File No. 0-14225

EXAR CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	94-1741481
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification Number)

48720 Kato Road, Fremont, CA 94538

(Address of principal executive offices, zip code)

(510) 668-7000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.

As previously announced, on May 29, 2014, Image Sub Limited (“Sub”), a Cayman Islands exempted company and a wholly owned subsidiary of Exar Corporation (“Exar”), completed and, on June 3, 2014, settled a cash tender offer in which Sub acquired approximately 92% of the outstanding ordinary shares of Integrated Memory Logic Limited., a Cayman Islands exempted company (“iML”), at a price of NT$91.00 per share.

On September 15, 2014, Sub completed the follow-on merger in which Sub merged with and into iML, with iML surviving the merger (the “Merger”). Pursuant to the terms of that certain Merger Agreement, dated April 26, 2014, by and between Sub and iML (the “Merger Agreement”), Sub agreed to pay NT$91.00 per share to the holders of the remaining outstanding ordinary shares of iML, resulting in an aggregate purchase price of approximately NT$6.8 billion for the remaining outstanding shares. The Merger and the tender offer were conducted pursuant to the terms and conditions set forth in the Merger Agreement, that certain Tender Agreement, dated April 26, 2014, by and between Sub and certain shareholders of iML (the “Tender Agreement”), that certain Parent Agreement, dated April 26, 2014, by and between Exar and iML (the “Parent Agreement”), and that certain Guaranty Agreement, dated April 26, 2014, by and between Exar and certain shareholders of iML (the “Tender Agreement Guaranty”), in each case as more fully described in the Current Reports on Form 8-K filed by Exar with the Securities and Exchange Commission on April 30, 2014 and May 30, 2014, which are incorporated by reference herein.

The foregoing summary of each of the Merger Agreement, the Tender Agreement, the Parent Agreement and the Tender Agreement Guaranty does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement, the Tender Agreement, the Parent Agreement and the Tender Agreement Guaranty, copies of which are included as Exhibits 2.1, 2.2, 10.1 and 10.2, respectively, to our Current Report on Form 8-K filed on April 30, 2014 and incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On September 16, 2014, Exar issued a press release relating to the consummation of the Merger. A copy of the press release is attached as Exhibit 99.3 to this Form 8-K and is incorporated herein by reference. The press release contains statements intended as “forward-looking statements” that are subject to the cautionary statements about forward-looking statements set forth in the press release.

Item 9.01. Financial Statements and Exhibits.

(a)-(b)      All financial information required by this Item 9.01 in connection with the Merger and the acquisition of the ordinary shares of iML was filed on Amendment No. 1 to our Current Report on Form 8-K/A on August 6, 2014 and is incorporated herein by reference.

(d)             Exhibits.

Exhibit No.	Description
2.1 2.2

Form of Merger Agreement (incorporated by reference to Exhibit 2.1 to Exar’s Form 8-K filed on April 30, 2014)

Form of Tender Agreement (incorporated by reference to Exhibit 2.2 to Exar’s Form 8-K filed on April 30, 2014)

10.1 10.2

Form of Parent Agreement (incorporated by reference to Exhibit 10.1 to Exar’s Form 8-K filed on April 30, 2014)

Form of Tender Agreement Guaranty (incorporated by reference to Exhibit 10.2 to Exar’s Form 8-K filed on April 30, 2014)

23.1	Consent of Deloitte & Touche, Independent Auditors of Integrated Memory Logic Limited and Subsidiaries. (incorporated by reference to Exhibit 23.1 to Exar’s Form 8-K/A filed on August 6, 2014)
99.1

Audited consolidated financial statements of Integrated Memory Logic Limited and Subsidiaries as of December 31, 2013 and 2012 and for the years ended December 31, 2013, 2012 and 2011 (incorporated by reference to Exhibit 99.1 to Exar’s Form 8-K/A filed on August 6, 2014).

99.2	Unaudited pro forma condensed combined financial statements as of and for the year ended March 30, 2014 (incorporated by reference to Exhibit 99.2 to Exar’s Form 8-K/A filed on August 6, 2014).
99.3	Press Release dated September 16, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXAR CORPORATION
(Registrant)

Date: September 16, 2014	/s/ Ryan A. Benton
Ryan A. Benton
Senior Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)

Exhibit Index

Exhibit No.	Description
2.1 2.2

Form of Merger Agreement (incorporated by reference to Exhibit 2.1 to Exar’s Form 8-K filed on April 30, 2014)

Form of Tender Agreement (incorporated by reference to Exhibit 2.2 to Exar’s Form 8-K filed on April 30, 2014)

10.1 10.2

Form of Parent Agreement (incorporated by reference to Exhibit 10.1 to Exar’s Form 8-K filed on April 30, 2014)

Form of Tender Agreement Guaranty (incorporated by reference to Exhibit 10.2 to Exar’s Form 8-K filed on April 30, 2014)

23.1	Consent of Deloitte & Touche, Independent Auditors of Integrated Memory Logic Limited and Subsidiaries. (incorporated by reference to Exhibit 23.1 to Exar’s Form 8-K/A filed on August 6, 2014)
99.1

Audited consolidated financial statements of Integrated Memory Logic Limited and Subsidiaries as of December 31, 2013 and 2012 and for the years ended December 31, 2013, 2012 and 2011 (incorporated by reference to Exhibit 99.1 to Exar’s Form 8-K/A filed on August 6, 2014).

99.2	Unaudited pro forma condensed combined financial statements as of and for the year ended March 30, 2014 (incorporated by reference to Exhibit 99.2 to Exar’s Form 8-K/A filed on August 6, 2014).
99.3	Press Release dated September 16, 2014